UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2019

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Yield10 Bioscience, Inc., a Delaware corporation (the "Company"), is filing this Current Report on Form 8-K to retrospectively adjust certain items contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"), originally filed with the Securities and Exchange Commission ("SEC") on March 28, 2019, to reflect the Company's adoption of ASU 2016-02, Leases Topic 842 (Topic 842), with retrospective application to January 1, 2017. All other information provided in the 2018 Form 10-K remains unchanged and this report does not modify the disclosures in the 2018 Form 10-K in any way other than with respect to the retrospective adoption of Topic 842.
Topic 842 is intended to improve financial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases that extend more than twelve months on the balance sheet. This accounting update also requires additional disclosures surrounding the amount, timing, and uncertainty of cash flows arising from leases. Adoption of the standard requires the Company to restate certain previously reported results, including the recognition of additional right-of-use assets and lease obligations for operating leases.
The retrospectively adjusted financial statements and management discussion of the results of operations are filed as Exhibit 99.1 to this report and are incorporated herein by reference. This report does not reflect events occurring after the original filing of the 2018 Form 10-K and should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP
99.1
Management's Discussion and Analysis of Financial Results of Operations and Financial Statements and Notes thereto, as modified solely to include retrospective adoption of ASU 2016-02, Leases (Topic 842).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: September 9, 2019	By:	/s/ Oliver Peoples
Oliver Peoples
President and Chief Executive Officer